SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 23, 1998
-------------------------------
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                  21703
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Address of principal executive offices                             (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
         (99)                 Computational  Materials prepared by Credit Suisse
                              First  Boston   Corporation  in  connection   with
                              Norwest Asset Securities Corporation, Mortgage Pass- Through Certificates, Series1998-8

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORWEST ASSET SECURITIES CORPORATION


March 23, 1998

                                    By:   /s/ B. David Bialzak
                                          --------------------
                                          B. David Bialzak
                                          Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.      Description                                    Electronic (E)
-----------      -----------                                    --------------

   (99)          Computational Materials                              P
                 prepared by Credit Suisse First Boston
                 Corporation in connection with
                 Norwest Asset Securities Corporation,
                 Mortgage Pass-Through
                 Certificates, Series 1998-8